                           NOR'WESTER BREWING COMPANY, INC.

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned shareholder of Nor'Wester Brewing Company, Inc., an Oregon corporation (the "Company" or "Nor'Wester"), hereby appoints James W. Bernau and John Carter, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 9:00 a.m. local time, on Monday, August 25, 1997 at the Portland Conference Center, 300 Multnomah Street, Portland, Oregon, and any adjournments or postponements thereof upon the matters listed below.

    1. To approve and adopt an Agreement and Plan of Merger (the "Merger Agreement") among Nor'Wester, Willamette Valley, Inc. Microbreweries Across America, Aviator Ales, Inc., Bayhawk Ales, Inc., Mile High Brewing Company, and United Craft Brewers, Inc. ("UCB"), and Nor'Wester Acquisition Sub, Inc. ("Merger Sub1"), Aviator Acquisition Sub, Inc., Bayhawk Acquisition Sub, Inc. and Mile High Acquisition Sub, Inc., each a wholly owned subsidiary of UCB, and the transactions contemplated thereby, pursuant to which Merger Agreement, among other things, (i) Merger Sub1 will be merged with and into Nor'Wester, following which Nor'Wester will become a wholly owned subsidiary of UCB (the "Merger"), (ii) each share of common stock of Nor'Wester ("Nor'Wester Common Stock") outstanding at the effective time of the Merger will be converted into the right to receive 0.3333333 shares of common stock of UCB ("UCB Common Stock"); and (iii) all outstanding options and warrants to purchase Nor'Wester Common Stock will be assumed by UCB and become options and warrants to purchase UCB Common Stock.

         FOR       AGAINST        ABSTAIN

         / /         / /            / /

    2. Election of five directors each for a one-year term; provided, however, that if the Merger Agreement is approved and the Merger is consummated, such persons will serve as directors only until the Merger is consummated.

              NOMINEES: James W. Bernau, Winser P. Acton, William V. Cross,
                        Andrew C. Kerr and Donald E. Voorhies

              FOR the nominees                      WITHHOLD AUTHORITY
                listed above                     to vote for all nominees
         (except as indicated below)                 listed above

                    / /                                    / /


INSTRUCTION: To withhold authority to vote for any nominee write that nominee's name in this space:


--------------------------------------------------------------------------------

             (CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE)


1 - PROXY FORM

    3. Ratification of the appointment of Price Waterhouse LLP as Nor'Wester's independent public accountants for the fiscal year ending December 31, 1997.

         FOR       AGAINST        ABSTAIN

         / /         / /            / /


    4. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

             ---------------------------------

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD TODAY, USING THE ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 2, FOR PROPOSALS 1 AND 3, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS. The undersigned hereby acknowledges receipt of the Company's Proxy Statement and hereby revokes any proxy or proxies previously given.

Please sign below exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).

If you receive more than one Proxy Card, please sign and return all such cards in the accompanying envelope.



                                       -------------------------------------
                                       Typed or Printed Name(s)


                                       -------------------------------------
                                       Authorized Signature


                                       -------------------------------------
                                       Title or Authority, if Applicable


                                       -------------------------------------
                                       Date


2 - PROXY FORM

              WILLAMETTE VALLEY, INC. MICROBREWERIES ACROSS AMERICA

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of Willamette Valley, Inc. Microbreweries Across America, an Oregon corporation (the "Company" or "WVI"), hereby appoints James W. Bernau and Jim Ellis, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 11:00 a.m. local time, on Monday, August 25, 1997 at the Portland Conference Center, 300 Multnomah Street, Portland, Oregon, and any adjournments or postponements thereof upon the matters listed below.

     1. To approve and adopt an Agreement and Plan of Merger (the "Merger Agreement") among Nor'Wester Brewing Company, Inc., WVI, Aviator Ales, Inc., Bayhawk Ales, Inc., Mile High Brewing Company, and United Craft Brewers, Inc. ("UCB"), and Nor'Wester Acquisition Sub, Inc., Aviator Acquisition Sub, Inc., Bayhawk Acquisition Sub, Inc. and Mile High Acquisition Sub, Inc., each a wholly owned subsidiary of UCB, and the transactions contemplated thereby, pursuant to which Merger Agreement, among other things, (i) WVI will be merged with and into UCB, with UCB being the surviving corporation (the "Merger"), (ii) each share of common stock of WVI ("WVI Common Stock") outstanding at the effective time of the Merger (other than shares as to which dissenters' rights of appraisal have been duly sought and are not subsequently withdrawn) will be converted into the right to receive 0.0785714 shares of common stock of UCB ("UCB Common Stock"); (iii) all outstanding options and warrants to purchase WVI Common Stock will be assumed by UCB and become options and warrants to purchase UCB Common Stock; and (iv) the shares of WVI Common Stock owned by James W. Bernau and James F. Hensel will be released from an escrow agreement with the Department of Consumer and Business Affairs of the State of Oregon.

          FOR       AGAINST        ABSTAIN

          / /         / /            / /

     2. Election of six directors each for a one-year term; provided, however, that if the Merger Agreement is approved and the Merger is consummated, such persons will serve as directors only until the Merger is consummated.

               NOMINEES:      James W. Bernau, Ron Brigham, Carol Fischer, Carl
                              F. Flipper, Earl Littrell and Donald E. Voorhies

               FOR the nominees                 WITHHOLD AUTHORITY
                 listed above                to vote for all nominees
          (except as indicated below)              listed above

                     / /                               / /

INSTRUCTION: To withhold authority to vote for any nominee write that nominee's name in this space:


----------------------------------------------------------------------

(CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE)

     3. Ratification of the appointment of Price Waterhouse LLP as WVI's independent public accountants for the fiscal year ending December 31, 1997.

          FOR       AGAINST        ABSTAIN

          / /         / /            / /


     4. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

          -----------------------------------------

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD TODAY, USING THE ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 2, FOR PROPOSALS 1 AND 3, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS. The undersigned hereby acknowledges receipt of the Company's Proxy Statement and hereby revokes any proxy or proxies previously given.

Please sign below exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).

If you receive more than one Proxy Card, please sign and return all such cards in the accompanying envelope.



                                        -----------------------------------
                                        Typed or Printed Name(s)


                                        -----------------------------------
                                        Authorized Signature


                                        -----------------------------------
                                        Title or Authority, if Applicable


                                        -----------------------------------
                                        Date

                               AVIATOR ALES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of Aviator Ales, Inc., a Delaware corporation (the "Company" or "Aviator"), hereby appoints James W. Bernau and Dustin Wyant, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 1:00 p.m. local time, on Monday, August 25, 1997 at the Portland Conference Center, 300 Multnomah Street, Portland, Oregon, and any adjournments or postponements thereof upon the matters listed below.

     1. To approve and adopt an Agreement and Plan of Merger (the "Merger Agreement") among Nor'Wester Brewing Company, Inc., Willamette Valley, Inc. Microbreweries Across America ("WVI"), Aviator, Bayhawk Ales, Inc., Mile High Brewing Company, and United Craft Brewers, Inc. ("UCB"), and Nor'Wester Acquisition Sub, Inc., Aviator Acquisition Sub, Inc. ("Merger Sub2"), Bayhawk Acquisition Sub, Inc. and Mile High Acquisition Sub, Inc., each a wholly owned subsidiary of UCB, and the transactions contemplated thereby, pursuant to which Merger Agreement, among other things, (i) Merger Sub2 will be merged with and into Aviator, following which Aviator will become a wholly owned subsidiary of UCB (the "Merger"), (ii) each share of common stock of Aviator ("Aviator Common Stock") outstanding at the effective time of the Merger (except for shares of Aviator Common Stock owned by WVI, which will be cancelled) will be converted into the right to receive
          0.0523809 shares of common stock of UCB ("UCB Common Stock"); and
          (iii) all outstanding options and warrants to purchase Aviator Common Stock will be assumed by UCB and become options and warrants to purchase UCB Common Stock.

          FOR       AGAINST        ABSTAIN

          /  /       /  /           /  /

     2. Election of six directors each for a one-year term; provided, however, that if the Merger Agreement is approved and the Merger is consummated, such persons will serve as directors only until the Merger is consummated.

               NOMINEES: James W. Bernau, Dustin Wyant, Jim Gregory, Howard
                         Lovering, David McCray and Bonnie Pladson

               FOR the nominees                      WITHHOLD AUTHORITY
                 listed above                     to vote for all nominees
          (except as indicated below)                   listed above

                    /  /                                    /  /

INSTRUCTION: To withhold authority to vote for any nominee write that nominee's name in this space:


----------------------------------------------------------------------

           (CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE)

     3. Ratification of the appointment of Price Waterhouse LLP as Aviator's independent public accountants for the fiscal year ending December 31, 1997.

          FOR       AGAINST        ABSTAIN

          /  /       /  /           /  /

     4. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

          ---------------------------------------------

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD TODAY, USING THE ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 2, FOR PROPOSALS 1 AND 3, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS. The undersigned hereby acknowledges receipt of the Company's Proxy Statement and hereby revokes any proxy or proxies previously given.

Please sign below exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).

If you receive more than one Proxy Card, please sign and return all such cards in the accompanying envelope.



                                        ----------------------------------------
                                        Typed or Printed Name(s)


                                        ----------------------------------------
                                        Authorized Signature


                                        ----------------------------------------
                                        Title or Authority, if Applicable


                                        ----------------------------------------
                                        Date

                               BAYHAWK ALES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of Bayhawk Ales, Inc., a Delaware corporation (the "Company" or "Bayhawk"), hereby appoints James W. Bernau and David Voorhies, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 2:00 p.m. local time, on Monday, August 25, 1997 at the Portland Conference Center, 300 Multnomah Street, Portland, Oregon, and any adjournments or postponements thereof upon the matters listed below.

     1. To approve and adopt an Agreement and Plan of Merger (the "Merger Agreement") among Nor'Wester Brewing Company, Inc., Willamette Valley, Inc. Microbreweries Across America ("WVI"), Aviator Ales, Inc., Bayhawk, Mile High Brewing Company, and United Craft Brewers, Inc. ("UCB"), and Nor'Wester Acquisition Sub, Inc., Aviator Acquisition Sub, Inc., Bayhawk Acquisition Sub, Inc. ("Merger Sub3"), and Mile High Acquisition Sub, Inc., each a wholly owned subsidiary of UCB, and the transactions contemplated thereby, pursuant to which Merger Agreement, among other things, (i) Merger Sub3 will be merged with and into Bayhawk, following which Bayhawk will become a wholly owned subsidiary of UCB (the "Merger"), (ii) each share of common stock of Bayhawk ("Bayhawk Common Stock") outstanding at the effective time of the Merger (except for shares of Bayhawk Common Stock owned by WVI, which will be cancelled, and other than shares as to which dissenters' rights of appraisal have been duly sought and are not subsequently withdrawn) will be converted into the right to receive 0.0785714 shares of common stock of UCB ("UCB Common Stock"); and (iii) all outstanding options and warrants to purchase Bayhawk Common Stock will be assumed by UCB and become options and warrants to purchase UCB Common Stock.

          FOR       AGAINST        ABSTAIN

          / /         / /            / /

     2. Election of seven directors each for a one-year term; provided, however, that if the Merger Agreement is approved and the Merger is consummated, such persons will serve as directors only until the Merger is consummated.

               NOMINEES:      James W. Bernau, David Voorhies, Jim Moreland, Roy
                              Roberson, Donald Voorhies, Peter Wachob and Karl
                              J. Zappa

               FOR the nominees              WITHHOLD AUTHORITY
                  listed above            to vote for all nominees
         (except as indicated below)            listed above

                     / /                            / /

INSTRUCTION: To withhold authority to vote for any nominee write that nominee's name in this space:

--------------------------------------------------------------------------------

           (CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE)

     3. Ratification of the appointment of Price Waterhouse LLP as Bayhawk's independent public accountants for the fiscal year ending December 31, 1997.

          FOR       AGAINST        ABSTAIN

          / /         / /            / /


     4. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

          -----------------------------------

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD TODAY, USING THE ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 2, FOR PROPOSALS 1 AND 3, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS. The undersigned hereby acknowledges receipt of the Company's Proxy Statement and hereby revokes any proxy or proxies previously given.

Please sign below exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).

If you receive more than one Proxy Card, please sign and return all such cards in the accompanying envelope.



                                        -----------------------------------
                                        Typed or Printed Name(s)


                                        -----------------------------------
                                        Authorized Signature


                                        -----------------------------------
                                        Title or Authority, if Applicable


                                        -----------------------------------
                                        Date

                            MILE HIGH BREWING COMPANY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of Mile High Brewing Company, a Delaware corporation (the "Company" or "Mile High"), hereby appoints James W. Bernau and John Carter, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 3:00 p.m. local time, on Monday, August 25, 1997 at the Portland Conference Center, 300 Multnomah Street, Portland, Oregon, and any adjournments or postponements thereof upon the matters listed below.

     1. To approve and adopt an Agreement and Plan of Merger (the "Merger Agreement") among Nor'Wester Brewing Company, Inc., Willamette Valley, Inc. Microbreweries Across America ("WVI"), Aviator Ales, Inc., Bayhawk Ales, Inc., Mile High, and United Craft Brewers, Inc. ("UCB"), and Nor'Wester Acquisition Sub, Inc., Aviator Acquisition Sub, Inc., Bayhawk Acquisition Sub, Inc. and Mile High Acquisition Sub, Inc. ("Merger Sub4"), each a wholly owned subsidiary of UCB, and the transactions contemplated thereby, pursuant to which Merger Agreement, among other things, (i) Merger Sub4 will be merged with and into Mile High, following which Mile High will become a wholly owned subsidiary of UCB (the "Merger"), (ii) each share of common stock of Mile High ("Mile High Common Stock") outstanding at the effective time of the Merger (except for shares of Mile High Common Stock owned by WVI, which will be cancelled) will be converted into the right to receive
          0.0523809 shares of common stock of UCB ("UCB Common Stock"); and
          (iii) all outstanding options and warrants to purchase Mile High Common Stock will be assumed by UCB and become options and warrants to purchase UCB Common Stock.

          FOR       AGAINST        ABSTAIN

          / /         / /            / /

     2. Election of one director for a one-year term; provided, however, that if the Merger Agreement is approved and the Merger is consummated, such person will serve as director only until the Merger is consummated.

               NOMINEE:       James W. Bernau

               FOR the nominee                     WITHHOLD AUTHORITY
                 listed above                     to vote for nominee
           (except as indicated below)                listed above

                     / /                                   / /


INSTRUCTION: To withhold authority to vote for any nominee write that nominee's name in this space:


--------------------------------------------------------------------------------

           (CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE)

     3. Ratification of the appointment of Price Waterhouse LLP as Mile High's independent public accountants for the fiscal year ending December 31, 1997.

          FOR       AGAINST        ABSTAIN

          / /         / /            / /


     4. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

          ---------------------------------------

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD TODAY, USING THE ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 2, FOR PROPOSALS 1 AND 3, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS. The undersigned hereby acknowledges receipt of the Company's Proxy Statement and hereby revokes any proxy or proxies previously given.

Please sign below exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).

If you receive more than one Proxy Card, please sign and return all such cards in the accompanying envelope.



                                   --------------------------------------------
                                   Typed or Printed Name(s)


                                   --------------------------------------------
                                   Authorized Signature


                                   --------------------------------------------
                                   Title or Authority, if Applicable


                                   --------------------------------------------
                                   Date


2